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                                                                      Exhibit 4j

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    NUMBER                                                           SHARES

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                         THE OFFITBANK INVESTMENT FUND, INC.

                  ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

                      OFFITBANK U.S. GOVERNMENT SECURITIES FUND

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ACCOUNT No.   ALPHA CODE                                        CUSIP.
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                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS IS TO CERTIFY that








is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS J OF CAPITAL STOCK OF THE PAR VALUEOF $0.001 EACH OF OFFITBANK U.S. GOVERNMENT SECURITIES FUND transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not value until countersigned by the Transfer Agent.
WITNESS the facsimile Seal of the Corporation and the facsimile signature of its duly authorized officers. The Corporation is authorized to issue more than one class of stock and will furnish to any stockholder upon request without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.


    Dated:
                                                                          Clerk
-----------------------------------    ------------------------------
    Secretary                               President

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EXPLANATION OF ABBREVIATIONS

    The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation       Equivalent                         Abbreviation        Equivalent
------------       ----------                         ------------        ----------
JT TEN             As joint tenants, with right of    TEN IN COM          As tenants n common
                   survivorship and not as tenants    TEN BY ENT          As tenants by the entireties
                   in common                          UNIF GIFT MIN ACT   Uniform Gifts to Minors


    Abbre-    Equivalent                              Abbre-         Equivalent
    viation   ----------                              viation        ----------
    -------                                           -------
    ADM       Administrator(s)                        FDN            Foundation
              Administratrix                          PL             Public Laws
    AGMT      Agreement                               TR             (As) trustee (s), for, of
    CUST      Custodian for                           UA             Under agreement
    EST       Estate.  Of estate of                   UW             Under will of.  Of will of.
    EX        Executor(s), Executrix                                 Under last will & Testament
    FBO       For the benefit of

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                                                   TRANSFER FORM
PLEASE INSERT SOCIAL SECURITY OR OTHER           FOR VALUE RECEIVED......................hereby sell, assign and transfer unto
   IDENTIFYING NUMBER OF ASSIGNEE                                                 (I / we)
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                                                                Please print or typewrite name and address including postal zip code of assignee of Capital Stock represented by this Certificate and do hereby irrevocably constitute and appoint Shares to transfer the said shares on the books of the Corporation with full power of substitution in the premises
Attorney

Dated:

SIGNATURE                                                       Signatures(s)
GUARANTEED BY                                                   (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.  If more than one owner, all must sign.)


(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)
                                                  IMPORTANT NOTICE:

    When you sign your name to this Transfer Form without filling in the name of your Assignee this share certificate becomes fully negotiable similar to a check endorsed in blank.  Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the Assignee space.

    Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the Certificate and the signed "stock power" in separate envelopes.  For added protection, use registered mail for Certificate.

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                                                  REDEMPTION FORM

The undersigned hereby tenders to the Corporation this Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of __________ Shares (indicate the number of shares to be redeemed.  A new certificate will be issued for any unredeemed balance) of capital stock represented by this Certificate in accordance with the terms of the
Articles of Incorporation dated September 8, 1993, and all amendments thereto.

SIGNATURE                                                       Signatures(s)
GUARANTEED BY                                                   (The signature to this request for redemption must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.  If more than one owner, all must sign.)


(Signature must be guaranteed by a commercial bank or trust
company or member firm of any national stock exchange.)
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                                                                                                Address